EXHIBIT 99.1




[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]



               ENTECH SOLAR ANNOUNCES 2009 SECOND QUARTER RESULTS
           Significant Progress Achieved on Next Generation Products


FORT WORTH, TX - August 10, 2009 - Entech Solar, Inc. (OTC BB: ENSL.OB) (the "Company" or "Entech Solar"), with plans to become a leading developer of renewable energy technologies, announced today its financial results for the quarter ended June 30, 2009.

SECOND  QUARTER  OPERATIONAL  HIGHLIGHTS

- Completed preliminary design and construction of a module prototype of its next-generation concentrating solar product, ThermaVolt II which will be deployed with both ground and roof-mount trackers, and is being designed for low cost, manufacturability, ease of installation and high reliability.

- Filed multiple patent applications associated with the ThermaVolt II module to ensure appropriate intellectual property protection.

- Recently completed the preliminary design of its patented tubular skylight and announced its intention to commercialize this product.

- Business transformation from a flat-plate photovoltaic engineering, procurement and construction company to an advanced technology-based solar solutions developer resulted in significant revenue reduction in the second quarter of 2009.

"Entech Solar is pleased to announce meaningful progress in both the development of its concentrating solar module, ThermaVolt II, and its tubular skylight products over the past few months," said Dr. Frank Smith, Chief Executive Officer. "We expect ThermaVolt II to offer a compelling value proposition to the multi-billion dollar U.S. combined heat and power market with its dual output of electricity and thermal energy, competitive price point and standard installation.

"In addition to the concentrating solar modules, we are developing and commercializing a line of tubular skylight products, which we view as an important strategic investment that may enhance the Company's near-term revenue and market presence. We remain focused and dedicated to completing the development and commercialization of our products as soon as possible, and continue to assess opportunities to accelerate this process."

FINANCIAL  RESULTS

As the Company transitions from the flat-plate solar installation business, revenues for the 2009 second quarter amounted to $150 thousand, compared with $7.6 million reported in the second quarter last year. The Company recorded a gross profit for the quarter ended June 30, 2009 of $11 thousand, versus a gross loss of $2.9 million in the prior-year period. The Company's net loss attributable to common shareholders for the second quarter of 2009 was $4.3 million, or $(0.02) per share, versus a comparable loss of $24.0 million, or $(0.12) per share, after the $15.5 million preferred stock dividend recorded in the second quarter of 2008.

CONFERENCE  CALL

Entech Solar will host a conference call at 10:00 a.m. Eastern on August 10, 2009 for the quarter ended June 30, 2009. During the call, Dr. Frank W. Smith, Chief Executive Officer, and Sandy J. Martin, Chief Financial Officer, will review the Company's operations, business and financial matters. During the call, the Company may discuss or respond to questions which may constitute material information that has not been previously disclosed. The telephone number for the conference call is 866-831-6247 domestically and 617-213-8856 internationally, with conference ID #52435504. A live webcast of the call will also be available on the company's website, www.entechsolar.com.
                                                   -------------------

The webcast will be archived on the site, and investors will be able to access an encore recording of the conference call for thirty days by calling 888-286-8010 domestically or 617-801-6888 internationally, with conference ID #63010910. Encore recordings will be available two hours after the conference call has concluded.

     (more)


ABOUT  ENTECH  SOLAR
Entech Solar, Inc. plans to become a leading developer of renewable energy technologies for the commercial and industrial markets. Entech Solar designs concentrating solar modules that provide both electricity and thermal energy as part of its ThermaVolt product line. The Company also develops a state-of-the-art tubular skylight that provides superior light output and optical efficiency for the commercial and industrial green buildings initiatives. For more information, please visit www.entechsolar.com.
                                                      -------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of Section 21-E of the Securities Exchange Act of 1934. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-K and its quarterly reports on Form 10-Q both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

ENTECH  SOLAR  MEDIA  &  INVESTOR  RELATIONS  CONTACT:
Jessica  Bloomgarden
917-284-6397
jbloomgarden@entechsolar.com
----------------------------

                             -- Tables to Follow --

                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009 AND 2008
                                  (UNAUDITED)

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Three Months Ended June 30,               Six Months Ended June 30,
                                                          2009                 2008                2009                 2008
                                                        -----------------------------             ---------------------------
Revenues:
    Contract                                            $     149          $   7,596              $  1,247           $ 15,825
    Equipment                                                   1                  -                   144                  -
    Related party                                               -                  -                   597                775
    Related party - Former Chairman                             -                  -                   125                  -
                                                        ----------         ----------             ---------          ---------
        Total                                                 150              7,596                 2,113             16,600
                                                        ----------         ----------             ---------          ---------

Cost of Revenues:
    Contract                                                  (73)            10,522                   752             21,153
    Equipment                                                   -                  -                    97                  -
    Related party                                               -                  -                   601                673
    Related party - Former Chairman                             -                  -                   142                  -
Manufacturing operations impairment                           212                  -                 6,968                  -
                                                        ----------         ----------            ----------          ---------
        Total                                                 139             10,522                 8,560             21,826
                                                        ----------         ----------            ----------          ---------

Gross Profit (Loss):
    Contract                                                  222             (2,926)                  495             (5,328)
    Equipment                                                   1                  -                    47                  -
    Related party                                               -                  -                    (4)               102
    Related party - Former Chairman                             -                  -                   (17)                 -
Manufacturing operations impairment                          (212)                 -                (6,968)                 -
                                                        ----------         ----------            ----------          ---------
        Total                                                  11             (2,926)               (6,447)            (5,226)
                                                        ----------         ----------            ----------          ---------

Operating Expenses:
    Selling, general and administrative expenses            2,011              4,803                10,468              9,490
    Depreciation and amortization                             719                735                 1,459              1,252
    Research and development expenses                       1,680                 57                 2,175                 98
                                                        ----------         ----------            ----------          ---------
        Total Operating Expenses                            4,410              5,595                14,102             10,840
                                                        ----------         ----------            ----------          ---------

Loss from Operations                                       (4,399)            (8,521)              (20,549)           (16,066)
                                                        ----------         ----------            ----------          ---------

Other income (expense)
    Beneficial conversion and warrant amortization              -                (18)                    -                (50)
    Interest income                                            53                 62                    77                363
    Other income (expense)                                    (32)                 -                     5                  -
                                                        ----------         ----------            ----------          ---------
        Total other income (expense), net                      21                 44                    82                313
                                                        ----------         ----------            ----------          ---------
Net Loss                                                   (4,378)            (8,477)              (20,467)           (15,753)
    Net Loss attributable to noncontrolling interest           69                  -                   196                  -
                                                        ----------         ----------            ----------          ---------
Net Loss attributable to Entech Solar, Inc.                (4,309)            (8,477)              (20,271)           (15,753)

   Accretion of preferred stock dividends - Series C            -                 (5)                    -                 (9)
   Preferred stock dividends - Series F                         -            (15,512)                    -            (15,512)
                                                        ----------         ----------            ----------          ---------
Net Loss attributable to Entech Solar, Inc.
  Common Shareholders                                   $  (4,309)         $ (23,994)            $ (20,271)          $(31,274)
                                                        ==========         ==========            ==========          =========

Net Loss attributable to Entech Solar, Inc.
    per Common Share (Basic and Diluted)                $   (0.02)         $   (0.12)            $   (0.09)          $  (0.16)
                                                        ==========         ==========            ==========          =========

Weighted Average Common Shares Outstanding used in
    Per Share Calculation (Basic and Diluted)             238,154            193,877               237,645            192,101
                                                        ==========         ==========            ==========          =========


                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF JUNE 30, 2009 AND DECEMBER 31, 2008
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                             June 30, 2009             December 31, 2008
                                                                              (UNAUDITED)                       *
                                                                            ---------------            -----------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                   $    5,809                $     12,169
   Accounts receivable - trade (net of allowance of $321 and $155
   at June 30, 2009 and December 31, 2008, respectively)                              798                       1,971
   Rebates receivable                                                                   -                         115
   Inventory (net of reserve of $2,969 and $1,112 at June 30, 2009
     and December 31, 2008, respectively)                                             744                       3,664
   Costs and estimated earnings/losses in excess of billings                           35                       2,613
   Escrow funds relating to contract performance                                       50                       1,339
   Prepaid expenses and deposits                                                      446                         964
                                                                               -----------               -------------
       TOTAL CURRENT ASSETS                                                         7,882                      22,835

ADVANCES ON MACHINERY AND EQUIPMENT                                                     -                       2,285

PROPERTY AND EQUIPMENT, NET                                                         3,163                       5,969

INTANGIBLE AND OTHER ASSETS
   Other intangible assets, net                                                    21,808                      23,058
   Goodwill                                                                        23,837                      23,837
   Other deposits                                                                     145                         153
                                                                               -----------               -------------
TOTAL ASSETS                                                                   $   56,835                $     78,137
                                                                               ===========               =============

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                       $    2,784                $      4,076
   Customer deposits - related party                                                    -                       1,023
   Renewable Energy Credit guarantee liability, current portion                        60                          60
   Series D Preferred Stock Warrants                                                1,394                       1,394
   Billings in excess of costs and estimated earnings/losses                          144                         760
                                                                               -----------               -------------
       TOTAL CURRENT LIABILITIES                                                    4,382                       7,313

   Renewable Energy Credit guarantee liability, net of current portion                180                         180
                                                                               -----------               -------------
       TOTAL LIABILITIES                                                            4,562                       7,493
                                                                               -----------               -------------

CONVERTIBLE REDEEMABLE PREFERRED STOCK
   Series C convertible redeemable preferred stock                                      -                         170
   Series D convertible redeemable preferred stock                                 11,180                      11,180
                                                                               -----------               -------------
       TOTAL CONVERTIBLE REDEEMABLE PREFERRED STOCK                                11,180                      11,350
                                                                               -----------               -------------

STOCKHOLDERS' EQUITY
   Preferred stock convertible $.01 par value authorized
       10,000,000; 5,503,968 issued and outstanding:
       Series B 7%- 611,111 shares liquidation preference $550,000                      6                           6
   Common stock, $.001 par value; authorized 450,000,000;
       238,417,737 and 236,420,779 issued at June 30, 2009 and
       December 31, 2008, respectively; 238,389,869 and 236,392,911 shares
       outstanding at June 30, 2009 and December 31, 2008, respectively               238                         236
   Additional paid-in capital                                                     170,073                     167,979
   Accumulated deficit                                                           (129,159)                   (108,888)
   Treasury stock, 27,868 shares, at cost, as of June 30, 2009 and
         December 31, 2008, respectively                                              (39)                        (39)
   Noncontrolling Interest                                                            (26)                          -
                                                                               -----------                ------------
       TOTAL STOCKHOLDERS' EQUITY                                                  41,093                      59,294
                                                                               -----------                ------------
TOTAL LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK
            AND STOCKHOLDERS' EQUITY                                           $   56,835                 $    78,137
                                                                               ===========                ============

* Derived from audited financial information


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